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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 30, 1997


                         NORTHWEST AIRLINES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     0-23642
                            (Commission File Number)

                                    95-420587
                        (IRS Employer Identification No.)

                  2700 Lone Oak Parkway, Eagan Minnesota 55121
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 726-2111
              (Registrants' Telephone Number, Including Area Code)




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Item 7.      Exhibits

             Filed herewith as exhibits to the Registration Statement on Form S-3 (File No. 333-13307) and the Registration Statement on Form S-3 (File No. 333-28649) are the trust agreement, trust indenture and security agreement, lease agreement, guarantee, purchase assignment agreement and consent and agreement relating to the sale/leaseback by Northwest Airlines, Inc. ("Northwest") and Northwest Airlines Corporation ("NWA Corp." and, with Northwest, the "Registrants") of four British Aerospace AVRO RJ85 Aircraft (the "New RJ85's") on December 30, 1998, February 4, 1998 and March 18, 1998, which relate to the offering of Northwest's Pass Through Certificates, Series 1997-1, as fully and unconditionally guaranteed by NWA Corp. as provided therein (the "1997-1 PTC's"), which closed on September 25, 1997. Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99(c) contains a list of documents relating to the sale/leaseback of a New RJ85 (referred to therein under the designation "[NW 1997 G]"), which documents are substantially identical to those relating to another New RJ85 (referred to under the designation "[NW 1997 H]") filed herewith as Exhibits 4(b)(1), 4(b)(2), 4(b)(3), 4(b)(4) and 4(b)(5) and sets forth the material details by which such documents differ from the corresponding documents listed as Exhibits 4(b)(1), 4(b)(2), 4(b)(3), 4(b)(4) and 4(b)(5).

           The following exhibits are filed as part of this Report.
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
4(a)(1) Amended and Restated Trust Agreement [NW 1997 H], dated as of December 29, 1997, between First American National Bank, as Owner Participant, and First Security Bank, National Association, as Owner Trustee.

4(a)(2) Trust Indenture and Security Agreement [NW 1997 H], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(a)(3) First Amendment, dated as of December 29, 1997, to Trust Indenture and Security Agreement [NW 1997 H] dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(a)(4) Lease Agreement [NW 1997 H], dated as of December 29, 1997, between First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Lessor, and Northwest Airlines, Inc., as Lessee.


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                                        2


4(a)(5)    Guarantee [NW 1997 H], dated as of December 29, 1997, from Northwest
           Airlines Corporation.

4(a)(6)    Purchase Agreement Assignment [NW 1997 H], dated as of December 29,
           1997, between Northwest Airlines, Inc., Assignor, and First Security
           Bank, National Association, Assignee.

4(a)(7) Consent and Agreement [NW 1997 H], dated as of December 29, 1997, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.

4(b)(1)    Amended and Restated Trust Agreement [NW 1997 I], dated as of
           February 3, 1988, between First American National Bank, as Owner
           Participant, and First Security Bank, National Association, as Owner
           Trustee.

4(b)(2)    Trust Indenture and Security Agreement [NW 1997 I], dated as of
           September 25, 1997, between First Security Bank, National
           Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(b)(3)    First Amendment, dated as of February 3, 1998, to Trust Indenture and
           Security Agreement [NW 1997 I], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(b)(4)    Lease Agreement [NW 1997 I], dated as of February 3, 1998, between
           First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Lessor, and Northwest Airlines, Inc., as Lessee.

4(b)(5)    Amended and Restated Guarantee [NW 1997 I], dated as of February 3,
           1998, from Northwest Airlines Corporation.

4(b)(6)    Purchase Agreement Assignment [NW 1997 I], dated as of February 3,
           1998, between Northwest Airlines, Inc., Assignor, and First Security
           Bank, National Association, Assignee.

4(b)(7) Consent and Agreement [NW 1997 I], dated as of February 3, 1998, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.

4(c)(1)    Amended and Restated Trust Agreement [NW 1997 J], dated as of March
           18, 1988, between National City Leasing Corporation, as Owner
           Participant, and First Security Bank, National Association, as Owner
           Trustee.

4(c)(2)    Trust Indenture and Security Agreement [NW 1997 J], dated as of
           September 25, 1997, between First Security Bank, National
           Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust
           Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.





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                                       3



4(c)(3)    First Amendment, dated as of March 18, 1998, to Trust Indenture and
           Security Agreement [NW 1997 J], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(c)(4)    Lease Agreement [NW 1997 J], dated as of March 18, 1998, between
           First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Lessor, and Northwest Airlines, Inc., as Lessee.

4(c)(5)    Amended and Restated Guarantee [NW 1997 J], dated as of March 18,
           1998, from Northwest Airlines Corporation.

4(c)(6)    Purchase Agreement Assignment [NW 1997 J], dated as of March 18,
           1998, between Northwest Airlines, Inc., Assignor, and First Security
           Bank, National Association, Assignee.

4(c)(7)    Consent and Agreement [NW 1997 J], dated as of March 18, 1998, from
           Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.

4(c)(8)    Owner Participant Guaranty [NW 1997 J], dated March 18, 1998, from
           National City Bank of Kentucky, as Owner Participant Guarantor.

99(a)      Amended and Restated Participation Agreement [NW 1997 H], dated as of
           December 29, 1997, among Northwest Airlines, Inc., as Lessee,
           Northwest Airlines Corporation as Guarantor, First American
           National Bank, as Owner Participant, State Street Bank and
           Trust Company, as Pass Through Trustee, First Security Bank, National
           Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee, State Street Bank and Trust Company of Connecticut, National Association, as
           Subordination Agent, and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

99(b)      Amended and Restated Participation Agreement [NW 1997 I], dated as of
           February 3, 1998, among Northwest Airlines, Inc., as Lessee,
           Northwest Airlines Corporation as Guarantor,  First American
           National Bank, as Owner Participant, State Street Bank and
           Trust Company, as Pass Through Trustee, First Security Bank, National
           Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee,

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                                       4



           Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

99(c)      Amended and Restated Participation Agreement [NW 1997 J], dated as of
           March 18, 1998, among Northwest Airlines, Inc., as Lessee,
           Northwest Airlines Corporation as Guarantor, National City
           Leasing Corporation, as Owner Participant, State Street
           Bank and Trust Company, as Pass Through Trustee, Security Bank,
           National Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee, State
           Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

99(d)      Schedule I

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            NORTHWEST AIRLINES CORPORATION

Dated:  April 3, 1998                       By:    /s/   DOUGLAS M. STEENLAND
                                                   --------------------------
                                               Name:  Douglas M. Steenland
                                               Title:    Senior Vice President,
                                                         Counsel and Secretary





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                                  EXHIBIT INDEX


Exhibit
Number            Description

4(a)(1)           Amended and Restated Trust Agreement [NW 1997 H], dated as of
                  December 29, 1997, between First American National Bank, as
                  Owner Participant, and First Security Bank, National
                  Association, as Owner Trustee.

4(a)(2) Trust Indenture and Security Agreement [NW 1997 H], dated as of September 25, 1997, between First Security Bank, National
                  Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(a)(3)           First Amendment, dated as of December 29, 1997, to Trust
                  Indenture and Security Agreement [NW 1997 H] dated as of
                  September 25, 1997, between First Security Bank, National
                  Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(a)(4) Lease Agreement [NW 1997 H], dated as of December 29, 1997, between First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Lessor, and Northwest Airlines, Inc., as Lessee.

4(a)(5)           Guarantee [NW 1997 H], dated as of December 29, 1997, from
                  Northwest Airlines Corporation.

4(a)(6)           Purchase Agreement Assignment [NW 1997 H], dated as of
                  December 29, 1997, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee.

4(a)(7)           Consent and Agreement [NW 1997 H], dated as of December 29,
                  1997, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.

4(b)(1)           Amended and Restated Trust Agreement [NW 1997 I], dated as of
                  February 3, 1988, between First American National Bank, as
                  Owner Participant, and First Security Bank, National
                  Association, as Owner Trustee.

4(b)(2) Trust Indenture and Security Agreement [NW 1997 I], dated as of September 25, 1997, between First Security Bank, National
                  Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(b)(3)           First Amendment, dated as of February 3, 1998, to Trust
                  Indenture and Security Agreement [NW 1997 I], dated as of
                  September 25, 1997, between

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                                       2



                  First Security Bank, National Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust
                  Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(b)(4) Lease Agreement [NW 1997 I], dated as of February 3, 1998, between First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Lessor, and Northwest Airlines, Inc., as Lessee.

4(b)(5)           Amended and Restated Guarantee [NW 1997 I], dated as of
                  February 3, 1998, from Northwest Airlines Corporation.

4(b)(6)           Purchase Agreement Assignment [NW 1997 I], dated as of
                  February 3, 1998, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee.

4(b)(7)           Consent and Agreement [NW 1997 I], dated as of February 3,
                  1998, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.

4(c)(1)           Amended and Restated Trust Agreement [NW 1997 J], dated as of
                  March 18, 1988, between National City Leasing Corporation, as
                  Owner Participant, and First Security Bank, National
                  Association, as Owner Trustee.

4(c)(2) Trust Indenture and Security Agreement [NW 1997 J], dated as of September 25, 1997, between First Security Bank, National
                  Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(c)(3)           First Amendment, dated as of March 18, 1998, to Trust
                  Indenture and Security Agreement [NW 1997 J], dated as of
                  September 25, 1997, between First Security Bank, National
                  Association, not in its individual capacity except as expressly stated therein but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity except as expressly stated therein but solely as Indenture Trustee.

4(c)(4) Lease Agreement [NW 1997 J], dated as of March 18, 1998, between First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Lessor, and Northwest Airlines, Inc., as Lessee.

4(c)(5)           Amended and Restated Guarantee [NW 1997 J], dated as of March
                  18, 1998, from Northwest Airlines Corporation.

4(c)(6)           Purchase Agreement Assignment [NW 1997 J], dated as of March
                  18, 1998, between Northwest Airlines, Inc., Assignor, and
                  First Security Bank, National Association, Assignee.

4(c)(7) Consent and Agreement [NW 1997 J], dated as of March 18, 1998, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.




4(c)(8) Owner Participant Guaranty [NW 1997 J], dated March 18, 1998, from National City Bank of Kentucky, as Owner Participant
                  Guarantor.

99(a) Amended and Restated Participation Agreement [NW 1997 H], dated as of December 29, 1997, among Northwest Airlines, Inc., as Lessee, Northwest Airlines Corporation, as Guarantor,
                  First American National Bank, as Owner Participant, State
                  Street Bank and Trust Company, as Pass Through Trustee,
                  First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee, State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

99(b) Amended and Restated Participation Agreement [NW 1997 I], dated as of February 3, 1998, among Northwest Airlines, Inc., as Lessee, Northwest Airlines Corporation, as Guarantor, First
                  American National Bank, as Owner Participant, State Street
                  Bank and Trust Company, as Pass Through Trustee, First
                  Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee, State Street Bank and Trust Company of
                  Connecticut, National Association, as Subordination Agent, and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

99(c) Amended and Restated Participation Agreement [NW 1997 J], dated as of March 18, 1998, among Northwest Airlines, Inc., as
                  Lessee, Northwest Airlines Corporation, as Guarantor,
                  National City Leasing Corporation, as Owner Participant,
                  State Street Bank and Trust Company, as Pass Through Trustee,
                  First Security Bank, National Association, not in its individual capacity except as expressly provided therein but solely as Owner Trustee, State Street Bank and Trust Company of Connecticut, National Association, as
                  Subordination Agent, and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

99(d)             Schedule I



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